UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2007
Date of Report (Date of earliest event reported)

CRAFTY ADMIRAL ENTERPRISES, LTD.

(Exact name of registrant as specified in its charter)

Nevada	0-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 601 - 1383 Marinaside Crescent, Vancouver, British Columbia, Canada	V6Z 2W9
(Address of principal executive offices)	(Zip Code)

(604) 612-4847
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-     CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Departure of Directors or Principal Officers; Appointment of Principal Officers.

Effective on February 9, 2007, the Board of Directors (the "Board") of Crafty Admiral Enterprises, Ltd. (the "Company") accepted the resignation of Lawrence Siccia as an executive officer of the Company and, consequent thereon, accepted the consent to act as a director and as the President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer of the Company of D. James (Jim) MacKenzie (the "Appointment").

Mr. MacKenzie has served as a director and Chief Executive Officer of Free Market News Network, a private company, since August of 2006, and was appointed President in November of 2006. He is a seasoned executive with over 30 years in the broadcasting and marketing industry. In 1974 Mr. MacKenzie began his career with CFMC FM Radio. Over the years he helped lead it to be chosen as one of the five top FM radio stations in Canada by Billboard Magazine. In February of 1990 Mr. MacKenzie joined BCTV, one of Canada's largest television stations. While at BCTV he established new accounts and serviced existing corporate accounts. During his time at BCTV Mr. MacKenzie received recognition and commendations due to outstanding performance for sales in the Canadian television market. From May of 1998 until March of 2006 Mr. MacKenzie served as President of Ignite Communications, a private, full service advertising and e-direct agency. Ignite's client roster included the Heart and Stroke Foundation, the Four Seasons Hotels, Joico Hair Products, AOL and SuperPages(Verizon), to name a few. Mr. MacKenzie was also the President and a director of Encore Clean Energy, Inc., a reporting company listed on the OTCBB, until November of 2006. Mr. MacKenzie is neither a director nor an officer of any other reporting company.

As a consequence of the Board's acceptance of the Appointment, the Board is now comprised of each of Messrs. Siccia and MacKenzie.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CRAFTY ADMIRAL ENTERPRISES, LTD.
DATE: February 12, 2007.	By: s/s "D. James (Jim) MacKenzie" _________________________________ D. James (Jim) MacKenzie President, Secretary, Treasure, CEO, CFO and director

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